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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 20, 1996
                                                       ---------------------

                          AIR-CURE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                1-10668                    41-1667001
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


        2727 Allen Parkway, Suite 760, Houston, Texas     77019-2100
          (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code:  713-285-2700.










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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     ACQUISITION OF OHMSTEDE, INC.

     On November 20, 1996, Air-Cure Technologies, Inc. (the "Company") acquired all of the outstanding stock from the shareholders of Ohmstede, Inc. ("Ohmstede") for $51,638,000 paid in cash.

     Ohmstede is the largest manufacturer of shell and tube heat exchangers in the United States. Ohmstede has five plants located along the Gulf of Mexico in Beaumont, Corpus Christi and La Porte, Texas; and in Lake Charles and St. Gabriel, Louisiana. Ohmstede's corporate offices are located at 895 N. Main Street, Beaumont, Texas 77701

     Funding for the acquisition came from a combination of bank financing and a private placement of subordinated debt with warrants. With the transaction the Company's bank credit facilities were expanded from $27,501,000 to $73,000,000 consisting of a $35,000,000 five-year term loan and a $38,000,000 five-year revolving credit facility. Five commercial banks participated in the two credit facilities. Through a private placement the Company issued $15,000,000 in subordinated debt with warrants which were purchased by two investor groups. The Company issued 1,760,000 warrants to purchase its common stock at $5.10 per share. On November 19, 1996, the closing price of the Company's common stock price was $4.50 per share.


     DISPOSITION OF AIR-CURE, INC. AND PIPKORN ENVIRONMENTAL TECHNOLOGIES, INC.

     On November 22, 1996, the Company completed the disposition of two wholly-owned subsidiaries, Air-Cure, Inc. ("ACI"), and Pipkorn Environmental Technologies, Inc. ("Pipkorn"), to Air-Tec Acquisition Corporation ("Air-Tec"), an entity formed by the management of ACI and Pipkorn. The Company sold 100% of the issued and outstanding capital stock of ACI and Pipkorn for $1,700,000 consisting of $1,000,000 in cash and notes receivable consisting of one promissory note for $300,000 at 8.5% interest maturing on January 22, 1997 and a second promissory note for $400,000 at 8.5% interest with principal payments of $50,000 each due on November 22, 1999 and November 22, 2000 and the balance of $300,000 due November 22, 2001. The sales price was approximately equal to the Company's investment in those operations.

     ACI and Pipkorn manufacture baghouse systems used principally by coal-fired electrical utilities. Their combined operations had sales revenues of approximately $5 million and incurred a loss in the Company's fiscal year 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     As of the date of this Form 8-K, it is impracticable for the Company to file the required financial statements of the acquired business. The Company intends to file such required information as soon as the financial statements become available but in any event not later than February 3, 1996.





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     (b) PRO FORMA FINANCIAL INFORMATION.

     As of the date of this Form 8-K, it is impracticable for the Company to file the pro forma information with respect to the acquired business. The information required hereunder will be filed concurrently with the filing of the financial statements discussed above.

     (c) EXHIBITS

     The following exhibits are filed herewith:

         4.1 Form of Registration Rights Agreement between Air-Cure Technologies, Inc. and Mezzanine Management Limited dated November 18, 1996. (Filed herewith).

         4.2 Form of Warrant Agreement between Air-Cure Technologies, Inc. and Mezzanine Management Limited dated November 18, 1996.(Filed herewith).

         4.3 Form of Amended and Restated Credit Agreement, dated November 18, 1996 among Air-Cure Technologies, Inc., Bank of America National Trust and Savings Association, as Agent, The First National Bank of Boston, as Co-Agent and the Other Financial Institutions Party Hereto. (Filed herewith).

         4.4 Form of Warrant Agreement between Air-Cure Technologies, Inc. and First Commerce Corporation dated November 18, 1996. (Filed herewith).

         4.5 Form of Senior Subordinated Note due November 18, 2003 between Air-Cure Technologies, Inc. and International Mezzanine Capital, B.V. dated November 18, 1996. (Filed herewith).

         4.6 Form of Senior Subordinated Note due November 18, 2003 between Air-Cure Technologies, Inc. and First Commerce Corporation dated November 18, 1996. (Filed herewith).

         4.7 Form of Subordination Agreement between Air-Cure Technologies, Inc. and various financial institutions (the "Senior Lenders") including Bank of America National Trust and Savings Association, as Agent, and The First National Bank of Boston, as Co-Agent, dated November 18, 1996. (Filed herewith).

         4.8 Form of Guaranty executed by Air-Cure Technologies, Inc. in favor of International Mezzanine Capital, B.V. and First Commerce Corporation ("Purchasers") dated November 18, 1996.(Filed herewith).


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         4.9   Form of Subordinated Note and Purchase Agreement between
         Air-Cure Technologies, Inc. (the "Company") and International Mezzanine Capital, B.V. and First Commerce Corporation
         (collectively the "Purchasers") dated November 18, 1996. (Filed herewith).

         10.1a   Agreement and Plan of Merger, dated September 19, 1996,
         among Air-Cure Technologies, Inc., Ohmstede, Inc. and Air-Cure Acquisition, Inc.

         99.1 News Release of Air-Cure Technologies, Inc. concerning the completion of the Ohmstede, Inc. Acquisition dated November 19, 1996. (Filed herewith).

         99.2 News Release of Air-Cure Technologies, Inc. regarding the sale of Air-Cure, Inc. and Pipkorn Environmental Technologies, Inc. dated November 26, 1996. (Filed herewith).

--------------------

a Incorporated by reference. Document was previously filed as exhibit to registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996. (File No. 1-10668).


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:  December 5, 1996            AIR-CURE TECHNOLOGIES, INC.


                                   By:/s/Lawrance W. McAfee
                                      -------------------------------------
                                      Lawrance W. McAfee,
                                      Executive Vice President,
                                      Chief Financial Officer and Secretary


Date:  December 5, 1996            By:/s/David E. Crays
                                      -------------------------------------
                                      David E. Crays,
                                      Corporate Controller and
                                      Assistant Secretary









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                                EXHIBIT INDEX


  EXHIBIT
  NUMBER                         DESCRIPTION
  ------                         -----------
    4.1     Form of Registration Rights Agreement between Air-Cure
            Technologies, Inc. and Mezzanine Management Limited dated November
            18, 1996. (Filed herewith).

    4.2     Form of Warrant Agreement between Air-Cure Technologies, Inc.
            and Mezzanine Management Limited dated November 18, 1996.(Filed herewith).

    4.3     Form of Amended and Restated Credit Agreement, dated November
            18, 1996 among Air-Cure Technologies, Inc., Bank of America
            National Trust and Savings Association, as Agent, The First
            National Bank of Boston, as Co-Agent and the Other Financial
            Institutions Party Hereto.  (Filed herewith).

    4.4     Form of Warrant Agreement between Air-Cure Technologies, Inc.
            and First Commerce Corporation dated November 18, 1996. (Filed herewith).

    4.5     Form of Senior Subordinated Note due November 18, 2003 between
            Air-Cure Technologies, Inc. and International Mezzanine Capital,
            B.V. dated November 18, 1996.  (Filed herewith).

    4.6     Form of Senior Subordinated Note due November 18, 2003 between
            Air-Cure Technologies, Inc. and First Commerce Corporation dated
            November 18, 1996.  (Filed herewith).

    4.7     Form of Subordination Agreement between Air-Cure Technologies,
            Inc. and various financial institutions (the "Senior Lenders") including Bank of America National Trust and Savings Association, as Agent, and The First National Bank of Boston, as Co-Agent, dated
            November 18, 1996.  (Filed herewith).

    4.8 Form of Guaranty executed by Air-Cure Technologies, Inc. in favor of International Mezzanine Capital, B.V. and First Commerce
            Corporation ("Purchasers") dated November 18, 1996.(Filed herewith).

    4.9     Form of Subordinated Note and Purchase Agreement between
            Air-Cure Technologies, Inc. (the "Company") and International
            Mezzanine Capital, B.V. and First Commerce Corporation
            (collectively the "Purchasers") dated November 18, 1996. (Filed herewith).

    10.1a Agreement and Plan of Merger, dated September 19, 1996, among Air-Cure Technologies, Inc., Ohmstede, Inc. and Air-Cure
            Acquisition, Inc.

    99.1 News Release of Air-Cure Technologies, Inc. concerning the completion of the Ohmstede, Inc. Acquisition dated November 19,
            1996.  (Filed herewith).

    99.2 News Release of Air-Cure Technologies, Inc. regarding the sale of Air-Cure, Inc. and Pipkorn Environmental Technologies, Inc.
            dated November 26, 1996.  (Filed herewith).


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a  Incorporated by reference.  Document was previously filed as exhibit to registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996. (File No. 1-10668).